BRANDYWINEGLOBAL — SMALL CAP VALUE FUND

Schedule of investments (unaudited)	March 31, 2024

(Percentages shown based on Fund net assets)

SECURITY	SHARES	VALUE
COMMON STOCKS - 97.4%
COMMUNICATION SERVICES - 2.1%
Entertainment - 2.1%
Vivid Seats Inc., Class A Shares	73,270	$438,887	*

CONSUMER DISCRETIONARY - 7.9%
Hotels, Restaurants & Leisure - 1.2%
Cava Group Inc.	3,650	255,682	*

Household Durables - 2.4%
Mohawk Industries Inc.	3,820	500,000	*

Leisure Products - 1.4%
Polaris Inc.	2,920	292,350

Specialty Retail - 2.9%
Designer Brands Inc., Class A Shares	19,890	217,398
Sally Beauty Holdings Inc.	14,740	183,071	*
Signet Jewelers Ltd.	2,230	223,156

Total Specialty Retail		623,625

TOTAL CONSUMER DISCRETIONARY		1,671,657

CONSUMER STAPLES - 1.6%
Beverages - 1.1%
Boston Beer Co. Inc., Class A Shares	790	240,492	*

Personal Care Products - 0.5%
Oddity Tech Ltd., Class A Shares	2,320	100,804	*

TOTAL CONSUMER STAPLES		341,296

ENERGY - 10.6%
Energy Equipment & Services - 4.6%
Atlas Energy Solutions Inc.	12,110	273,928
Cactus Inc., Class A Shares	7,250	363,153
Weatherford International PLC	3,020	348,568	*

Total Energy Equipment & Services		985,649

Oil, Gas & Consumable Fuels - 6.0%
Callon Petroleum Co.	6,080	217,421	*
CNX Resources Corp.	16,090	381,655	*
Comstock Resources Inc.	24,540	227,731
Vital Energy Inc.	8,290	435,556	*

Total Oil, Gas & Consumable Fuels		1,262,363

TOTAL ENERGY		2,248,012

FINANCIALS - 26.6%
Banks - 11.6%
Associated Banc-Corp.	20,340	437,513
Banc of California Inc.	29,190	443,980

See Notes to Schedule of Investments.

BrandywineGLOBAL — Small Cap Value Fund 2024 Quarterly Report	1

BRANDYWINEGLOBAL — SMALL CAP VALUE FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2024

(Percentages shown based on Fund net assets)

SECURITY	SHARES	VALUE
Banks - continued
ConnectOne Bancorp Inc.	19,190	$374,205
Hope Bancorp Inc.	36,540	420,575
Texas Capital Bancshares Inc.	6,390	393,305	*
WaFd Inc.	13,210	383,486

Total Banks		2,453,064

Capital Markets - 2.0%
Invesco Ltd.	11,210	185,974
New Mountain Finance Corp.	19,550	247,698

Total Capital Markets		433,672

Consumer Finance - 5.8%
Encore Capital Group Inc.	4,240	193,387	*
NerdWallet Inc., Class A Shares	31,514	463,256	*
SLM Corp.	26,470	576,781

Total Consumer Finance		1,233,424

Financial Services - 4.4%
Essent Group Ltd.	3,680	218,997
loanDepot Inc., Class A Shares	127,630	330,561	*
TFS Financial Corp.	30,880	387,853

Total Financial Services		937,411

Mortgage Real Estate Investment Trusts (REITs) - 2.8%
New York Mortgage Trust Inc.	42,600	306,720
Two Harbors Investment Corp.	21,020	278,305

Total Mortgage Real Estate Investment Trusts (REITs)		585,025

TOTAL FINANCIALS		5,642,596

HEALTH CARE - 7.3%
Biotechnology - 1.0%
Catalyst Pharmaceuticals Inc.	12,500	199,250	*

Health Care Equipment & Supplies - 2.0%
Globus Medical Inc., Class A Shares	7,923	424,990	*

Health Care Providers & Services - 1.6%
PetIQ Inc.	18,820	344,030	*

Pharmaceuticals - 2.7%
ANI Pharmaceuticals Inc.	4,700	324,911	*
Collegium Pharmaceutical Inc.	6,359	246,856	*

Total Pharmaceuticals		571,767

TOTAL HEALTH CARE		1,540,037

INDUSTRIALS - 19.6%
Aerospace & Defense - 1.0%
Mercury Systems Inc.	7,070	208,565	*

See Notes to Schedule of Investments.

2	BrandywineGLOBAL — Small Cap Value Fund 2024 Quarterly Report

BRANDYWINEGLOBAL — SMALL CAP VALUE FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2024

(Percentages shown based on Fund net assets)

SECURITY	SHARES	VALUE
Building Products - 5.5%
Hayward Holdings Inc.	25,910	$396,682	*
JELD-WEN Holding Inc.	25,560	542,639	*
Trex Co. Inc.	2,340	233,415	*

Total Building Products		1,172,736

Commercial Services & Supplies - 1.8%
ACV Auctions Inc., Class A Shares	20,480	384,410	*

Machinery - 0.5%
Manitowoc Co. Inc.	7,080	100,111	*

Passenger Airlines - 4.8%
Alaska Air Group Inc.	11,290	485,357	*
Allegiant Travel Co.	7,194	541,061

Total Passenger Airlines		1,026,418

Professional Services - 3.5%
First Advantage Corp.	27,345	443,536
Upwork Inc.	23,760	291,297	*

Total Professional Services		734,833

Trading Companies & Distributors - 2.5%
Air Lease Corp.	10,090	519,030

TOTAL INDUSTRIALS		4,146,103

INFORMATION TECHNOLOGY - 6.7%
Electronic Equipment, Instruments & Components - 3.6%
IPG Photonics Corp.	2,070	187,728	*
Knowles Corp.	18,960	305,256	*
Methode Electronics Inc.	4,650	56,637
Rogers Corp.	1,878	222,900	*

Total Electronic Equipment, Instruments & Components		772,521

Semiconductors & Semiconductor Equipment - 3.1%
Cohu Inc.	7,770	258,974	*
Ichor Holdings Ltd.	10,170	392,766	*

Total Semiconductors & Semiconductor Equipment		651,740

TOTAL INFORMATION TECHNOLOGY		1,424,261

MATERIALS - 1.9%
Containers & Packaging - 1.9%
Sealed Air Corp.	10,910	405,852

REAL ESTATE - 5.7%
Hotel & Resort REITs - 3.7%
Sunstone Hotel Investors Inc.	39,460	439,584
Xenia Hotels & Resorts Inc.	23,390	351,084

Total Hotel & Resort REITs		790,668

See Notes to Schedule of Investments.

BrandywineGLOBAL — Small Cap Value Fund 2024 Quarterly Report	3

BRANDYWINEGLOBAL — SMALL CAP VALUE FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2024

(Percentages shown based on Fund net assets)

SECURITY		SHARES	VALUE
Office REITs - 1.0%
Equity Commonwealth		10,890	$205,603	*

Real Estate Management & Development - 1.0%
Howard Hughes Holdings Inc.		2,770	201,158	*

TOTAL REAL ESTATE			1,197,429

UTILITIES - 7.4%
Electric Utilities - 1.7%
Portland General Electric Co.		8,520	357,840

Gas Utilities - 1.7%
Chesapeake Utilities Corp.		3,470	372,331

Multi-Utilities - 4.0%
Black Hills Corp.		8,250	450,450
Northwestern Energy Group Inc.		7,700	392,161

Total Multi-Utilities			842,611

TOTAL UTILITIES			1,572,782

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $17,773,697)			20,628,912

	RATE
SHORT-TERM INVESTMENTS - 2.3%
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares (Cost - $492,959)	5.242%	492,959	492,959	(a)(b)

Total Investments - 99.7% (Cost - $18,266,656)			21,121,871
Other Assets in Excess of Liabilities - 0.3%			56,250

Total Net Assets - 100.0%			$21,178,121

*	Non-income producing security.
(a)	Rate shown is one-day yield as of the end of the reporting period.
(b)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At March 31, 2024, the total market value of investments in Affiliated Companies was $492,959 and the cost was $492,959 (Note 2).

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

4	BrandywineGLOBAL — Small Cap Value Fund 2024 Quarterly Report

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

BrandywineGLOBAL — Small Cap Value Fund (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

BrandywineGLOBAL — Small Cap Value Fund 2024 Quarterly Report	5

Notes to Schedule of Investments (unaudited) (continued)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

6	BrandywineGLOBAL — Small Cap Value Fund 2024 Quarterly Report

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Common Stocks†	$20,628,912	—	—	$20,628,912
Short-Term Investments†	492,959	—	—	492,959

Total Investments	$21,121,871	—	—	$21,121,871

†	See Schedule of Investments for additional detailed categorizations.

2. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the period ended March 31, 2024. The following transactions were effected in such company for the period ended March 31, 2024.

	Affiliate Value at December 31, 2023	Purchased		Sold
		Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	$937,957	$1,168,307	1,168,307	$1,613,305	1,613,305

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at March 31, 2024
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$8,509	—	$492,959

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